NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the regular annual meeting of shareholders of South Branch Valley Bancorp, Inc. will be held on May 5, 1998 at 7:00 p.m. at the Moorefield Middle School, Route 55 East, Moorefield, West Virginia, 26836, for the purpose of considering and voting upon the following matters:

      1.       To elect directors;

      2.       To approve the adoption of the Officer Stock Option Plan;

      3. To ratify the selection of Arnett & Foster as the Company's independent certified public accountants for the fiscal year ending December 31, 1998; and

      4. To transact such other business as may properly come before the meeting. The Board of Directors at present knows of no other
               business   to  come  before  the  annual   meeting.

               Only those shareholders of record at the close of business on March 20, 1998 shall be entitled to notice and to vote at the meeting.


                                    By order of the Board of Directors



                                    /s/ Oscar M. Bean
                                    ----------------------------------------
                                    Oscar M. Bean
                                    Chairman of the Board

Approximate mailing date of this Proxy: April 17, 1998



WE URGE YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON IF YOU WISH TO DO SO AT THE MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN ACCORDANCE WITH THE PROCEDURE SET FORTH IN THE PROXY MATERIALS UNDER THE HEADING "REVOCATION OF PROXY OR SUBSTITUTION."

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 5, 1998

GENERAL INFORMATION.

     This proxy statement is furnished by the Board of Directors of South Branch Valley Bancorp, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the Moorefield Middle School, Route 259 East, Moorefield, West Virginia 26836 at 7:00 p.m. on May 5, 1998 and any adjournment thereof. Holders of shares of stock of the Company of record at the close of business on March 20, 1998 are entitled to notice of and to vote at the Annual Meeting of Shareholders and at any adjournment of the meeting. The holders of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting.

     In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires. For 1998 the number of directors to be elected is six (6) and therefore each shareholder has the right to cast six (6) votes in the election of directors for each share of stock held on the record date. If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the six (6) nominees set forth in this proxy statement. However, if cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of South Branch Valley Bancorp, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

     On the record date, there were 412,827 shares of common stock outstanding which are held by approximately 634 shareholders. A majority of the outstanding shares of South Branch Valley Bancorp, Inc. will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transactions of business. The election of each director nominated requires the favorable vote of a plurality of all votes cast by the holders of common stock at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Abstentions and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus have no effect. A broker non-vote generally occurs when a broker who holds shares in a street name for a customer does not have the authority to vote on certain matters because its customer has not provided any voting instructions on the matter.

RECENT DEVELOPMENTS.
-------------------

     On March 24, 1998, the Capital State Bank, Inc., Charleston, West Virginia ("Capital State") held a Special Meeting of shareholders to consider and vote upon the Agreement and Plan of Merger dated August 6, 1997 as amended December 16, 1997 (the "Agreement") by and among Capital State, South Branch Valley Bancorp, Inc. ("South Branch") and Capital Interim Bank, Inc., a wholly owned subsidiary of South Branch ("Capital Interim Bank") organized solely to facilitate the acquisition of Capital State. Pursuant to the Agreement, Capital State was merged with and into Capital Interim Bank with Capital Interim Bank surviving the merger (the "Merger"). The shareholders of Capital State approved the Merger on March 24, 1998.

     On March 25, 1998, South Branch held a Special Meeting of its shareholders at which South Branch shareholders were asked to consider a vote upon two proposals in connection with the Merger. The first proposal was to amend the Articles of Incorporation of South Branch to increase the number of authorized shares of common stock, par value $2.50 per share from 600,000 shares to 2,000,000 shares. The second proposal was to approve the issuance of up to One Hundred Eighty-four-Thousand Five (184,005) shares of

South Branch Valley stock as consideration for the Merger. The shareholders of South Branch approved both proposals on March 25, 1998.

     No other matters came before either meeting or any adjournment thereof.

     Effective at the close of business on March 31, 1998, Capital State Bank merged with and into Capital Interim Bank and became a wholly owned subsidiary of South Branch in accordance with the terms and conditions of the Agreement.

     Pursuant to the Agreement, South Branch also agreed to take such action as was necessary to cause three members of the Board of Directors of Capital State to become members of the board of directors of South Branch. Pursuant to the Agreement, Capital State was entitled to one director in each class of South Branch's staggered board. Accordingly, effective at the close of business on March 31, 1998, South Branch agreed to appoint Frank A. Baer, III, Georgette Rashid George and Charles S. Piccirillo, Esq. to the Board of Directors of South Branch. These individuals will serve until the 1998 Annual Meeting. These three individuals have been nominated to continue to serve on South Branch's Board for the terms indicated herein.

     Mary Ann Ours, whose term would have expired in 1998, passed away in March 1998 after an extended illness. She was appointed to the Board in October 1994 to fill the unexpired term of her husband, A. Clyde Ours, Jr., after his death and was subsequently elected to a three year term in 1995. Her tireless contributions to the growth and success of the Company will be missed.

PROXY SOLICITATION.
------------------

     The accompanying proxy is solicited by the Board of Directors of the Company. In that connection, this proxy statement is being mailed to the shareholders on or before April 17, 1998. In addition to this solicitation by mail, it is possible that employees of the Company may solicit proxies in person or by telephone. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the common stock of the Company held of record in their names and will, upon request, be reimbursed for their reasonable expenses in so doing. All costs of the solicitation of proxies will be borne by the Company.

REVOCATION OF PROXY OR SUBSTITUTION.
-----------------------------------

     Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time before the actual voting thereof (i) by giving written notice to the President of South Branch Valley Bancorp, Inc., (ii) by submitting a subsequently dated proxy, or (iii) by appearing at the 1998 annual meeting and voting in person. On the accompanying proxy, a shareholder may substitute the name of another person in lieu of those persons presently named as proxies. Such substituted persons may be asked to present adequate identification to the Secretary prior to voting.

SHAREHOLDER OWNERSHIP.
----------------------

     As of April 2, 1998, so far as is known to the Company, the following person owned beneficially 5% or more of the outstanding common stock of the Company. Beneficial ownership has been restated to give effect to the issuance of approximately 183,438 shares of South Branch stock in connection with the Merger and is based on approximately 596,265 shares issued and outstanding as of April 2, 1998.

NAME AND ADDRESS                 NUMBER OF SHARES             PERCENTAGE
-----------------------         -----------------             -----------
John W. Crites                      51,205 (1)                   8.6%
46 Point Drive
Petersburg, WV 26847

(1) 23,905 shares are owned by Allegheny Wood Products, Inc., of which Mr. Crites is majority owner and president.

Proposal No. 1:        ELECTION OF DIRECTORS.

     Nominees.  There is one  nominee  for  election  as director to hold office
     --------
until the year 1999 and until his successor has been duly elected and qualified. There is one nominee for election as director to hold office until the year 2000 and until her successor has been duly elected and qualified. There are four (4) nominees for election as directors of the Company to hold office until the year 2001 and until their successors have been duly elected and qualified.

     The Articles of Incorporation of the Company provide that nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and delivered or mailed to the President of the Company not less than thirty (30) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than thirty (30) days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the fifth (5th) day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the shareholder:
(i) the name and address of each nominee, (ii) the principal occupation of each nominee, (iii) the name and address of the notifying shareholder, and (iv) the number of shares of the Company's stock owned by the notifying shareholder. Nominations not made in accordance with these requirements, may, in the discretion of the chairman of the meeting, be disregarded, and upon his instruction, the votes cast for each such nominee shall be disregarded.

     If the enclosed proxy is properly executed and received in time for the meeting, it is the intention of the person named in the proxy to vote for the shares represented thereby for the persons nominated for election as directors unless authority to vote has been withheld or otherwise directed by the shareholder. All of the nominees have indicated a willingness to serve, but in case any of the nominees are not candidates at the meeting or are disqualified as a candidate for any reason, it is the intention of the persons named in the enclosed proxy to vote in favor of the remainder of the nominees and to vote for substitute nominees at their discretion.

     Oscar M. Bean and Phoebe F. Heishman were each elected to the Board at the 1995 Annual Meeting and are currently serving as directors of the Company. H. Charles Maddy, III was elected to the Board at the 1994 Annual Meeting is currently serving as a director and as president of the Company. Mr. Maddy would have stood for reelection in 1997, however, on September 19, 1997, the Board of Directors voted to appoint Mr. Maddy to fill the vacancy created by the resignation of Renick C. Williams whose term would have expired in 1998. All nominees are also directors of the Company's subsidiary, South Branch Valley National Bank, except Messrs. Baer and Piccirillo and Ms. George. Pursuant to the Agreement, three directors of Capital State Bank, Frank A. Baer, III, Georgette Rashid George and Charles S. Piccirillo were appointed on March 31, 1998 to serve until the 1998 Annual Meeting. These nominees are also currently directors of the Company's subsidiary, Capital State Bank, Inc.

     The following is information about the nominees as of April 2, 1998. Beneficial ownership has been restated to give effect of the issuance of approximately 183,438 shares of South Branch stock in connection with the Merger and is based on approximately 596,528 shares issued and outstanding as of April 2, 1998.

TO SERVE FOR A ONE YEAR TERM UNTIL 1999:

     Frank A. Baer, III, 37, is President of Commercial  Insurance  Service,  an
     ------------------
insurance brokerage. He is also Vice President of M & B Properties, a real estate company. He has served as a director of Capital State Bank since 1995. He has served as director of the Company since March 1998. Mr. Baer is the beneficial owner of 1,085 shares of the Company's common stock.

TO SERVE FOR A TWO YEAR TERM UNTIL 2000:

     Georgette  Rashid  George,  37, is manager  of E&G,  Inc.  dba Ramada  Inn,
     --------------------------
manager of Hospitality Ventures, dba Hampton Inn, and manager of Ridgeline, Inc., a real estate development company. She has served as a director of Capital State Bank since 1996. She has served as director of the Company since March 1998. Ms. George is the beneficial owner of 1,188 shares of the Company's common stock.

TO SERVE FOR A THREE YEAR TERM UNTIL 2001:

     Oscar M. Bean,  48, is the  managing  partner of Bean & Bean,  Attorneys at
     -------------
Law. He has been a director of the Company since 1987 and South Branch Valley National Bank since 1978. He has served as Chairman of the Board since 1995. Mr. Bean currently serves on the Executive, Planning & Budget, Asset/Liability
Management & Investments and Compliance & Audit committees. Mr. Bean is the beneficial owner of 9,274 shares of the Company's common stock.

     Phoebe F.  Heishman,  56, is the  publisher  and  editor of the  Moorefield
     -------------------
Examiner and President of R.E.Fisher Co., Inc. She has been a director of the Company since 1987 and South Branch Valley National Bank since 1973. She has served as Secretary of the Company since 1995. Mrs. Heishman currently serves on the Trust Committee and is a rotating member of the Executive Committee. Mrs. Heishman is the beneficial owner of 11,690 shares of the Company's common stock.

     H. Charles Maddy, III, 35 , has served as the President and Chief Executive
     ---------------------
Officer of South Branch Valley National Bank since 1994. He has been a director of both the Company and South Branch Valley National Bank since 1993. In 1994 he was elected to a three year term and in 1997 was appointed to fill the vacancy created by the resignation of Renick C. Williams. Mr. Maddy currently serves on the Executive, Planning & Budget, Asset/Liability Management & Investments and Compliance & Audit committees. Mr. Maddy also serves on the Board of Directors of Capital State Bank. Mr. Maddy is the beneficial owner of 1,046 shares of the Company's common stock.

     Charles  S.  Piccirillo,  43,  is a  partner  in the law firm of  Shaffer &
     -----------------------
Shaffer. He is also a partner in Lawoff Associates, a real estate partnership, and is President of Anggus Enterprises, Inc., which owns commercial rental property. He has served as a director of Capital State Bank since 1996. Mr. Piccirillo was appointed acting Chairman of Capital State in February 1997 and was elected Chairman the Board of Capital State in June 1997. He has served as director of the Company since March 1998. Mr. Piccirillo is the beneficial owner of 1,138 shares of the Company's common stock.

BOARD OF DIRECTORS CONTINUING TO SERVE UNEXPIRED TERMS.

     In addition to the individual nominees listed above, the current Board of Directors of the Company comprises the nine individuals listed below. Directors of the Company are divided into three classes and serve a staggered three (3) year term. All current directors of the Company are also directors of the South Branch Valley National Bank or Capital State Bank, the only subsidiaries of South Branch Valley Bancorp, Inc. Directors of South Branch or Capital State serve for a one (1) year term. The table below sets forth information concerning each director as of April 2, 1998. The current number of directors of the Company is fifteen (15).


                           Date
                       Current Term
                        as Director
                        of Company     Positions & Principal Occupation or
Name and Age              Expires      Employment Last Five Years
----------------      ---------------  -----------------------------------------------
Donald W. Biller (66)     1999         Director and Vice  Chairman of the Board since 1987;  Director of
                                       South Branch since 1975; President of D.W. Biller, Inc.; Director of WV Farm Credit ACA; Farmer.


James M. Cookman (44)     2000         Director of Company and South Branch  since 1994;  President of Cookman  Insurance  Center,  Inc.;  President  of Cookman
                                       Realty Group, Inc.,  Secretary/Treasurer of Apex Developers,
                                       Inc.;  Owner  of  WQWV-FM  radio  station;  Member  of  West
                                       Virginia Lottery Commission; Director of Capital State Bank.

John W. Crites (58)       1999         Director of Company and South Branch  since 1989;  President
                                       of  Allegheny  Wood  Products,   Inc.;  Partner,   Allegheny
                                       Dimension, LLC; Principal Stockholder, KJV Aviation.


Thomas J. Hawse, III (53) 2000         Director of Company and South Branch  since 1988;  President of Hawse Food Market, Inc.

Gary L. Hinkle (49)       2000         Director of Company and South Branch  since 1993;  President of Hinkle Trucking,  Inc., Dettinburn  Transport,  Inc., and
                                       Mt. Storm Fuel Corporation.

Jeffrey E. Hott (47)      1999         Director  of  Company  and South  Branch  since  1990;  Vice
                                       President  of Hott's  Ag  Services,  E.E.  Hott,  Inc.,  and
                                       Franklin Oil Co.

Harold K. Michael (54)    2000         Director of Company  and South  Branch  since  1994;  Owner/
                                       Agent of H.K.  Michael & Son  Insurance;  Member of the West
                                       Virginia House of Delegates; Director of Capital State Bank.

Russell F. Ratliff, Jr. (48)1999       Director of Company and South Branch  since 1994;  Treasurer of the Company,  1987 to present; Vice President and Cashier of the Bank,  1993 to present;  CEO and Cashier of the Bank,
                                       1988 to 1993.

Harry C. Welton (68)      1999         Director  of Company  since 1987;  Director of South  Branch since 1986; Retired farmer.


EXECUTIVE OFFICERS.

The following table identifies the executive officers of the Company, all of whom were appointed in October 1997 to serve until the next annual meeting. Mr. Jennings is an executive officer of the Company's subsidiary, South Branch Valley National Bank, and Ms. Byrnside is an executive officer of the Company's subsidiary, Capital State Bank. Mr. Bean and Mrs. Heishman, who are also directors of the Company, do not receive additional compensation for their service as executive officers of the Company and thus are not listed in the Executive Compensation Table shown on page 8.


Name, Year Appointed, Age           Office, Experience
-------------------------           -------------------------
Oscar M. Bean, 1995 (48)            Chairman  of the  Board  of the  Company,  February  1995 to
                                    present;  Chairman  of the Board of South  Branch,  February
                                    1995 to present;  Secretary  of the Company 1987 to February
                                    1995.

Phoebe F. Heishman, 1995 (56)       Secretary of the Company, February 1995 to present.

H. Charles Maddy, III, 1988 (35)    President of the Company since 1994; Chief Financial Officer of the Company,  1988 to 1994; President and Chief Executive
                                    Officer of South  Branch,  April 1993 to present;  Executive
                                    Vice President of the Bank, 1992 to 1993; Vice President and
                                    Controller, 1988 to 1992.

Russell F. Ratliff, Jr., 1986 (48)  Treasurer of the Company,  1987 to present;  Vice  President and Cashier of South Branch,  April 1993 to present; CEO and
                                    Cashier of the Bank, 1988 to 1993.




Scott C. Jennings, 1994 (36)        Vice President of Loan Administration for South Branch April
                                    1997  to  present;   Vice   President  of  Loan  Review  and
                                    Compliance,  1994 to April 1997;  Loan Review and Compliance
                                    Officer 1991 to 1994.

Emma L. Byrnside (48)               President of Capital State Bank, 1997 to present;  Executive
                                    Vice President  1995-1997,  Vice  President,  Bank One, West
                                    Virginia, Boone, NA, 1975 to 1995.

OWNERSHIP OF STOCK BY DIRECTORS AND EXECUTIVE OFFICERS.

        The following table sets forth the amount of common stock beneficially owned by each director and by all executive officers and directors of the Company and its subsidiaries, South Branch Valley National Bank and Capital State Bank, as a group of seventeen (17) persons as of April 2, 1998. Beneficial ownership has been restated to give effect of the issuance of approximately 183,438 shares of South Branch stock in connection with the Merger and is based on approximately 596,265 shares issued and outstanding.

 Name of                     Qualifying                Other Shares
Beneficial                   Shares          Beneficially   Owned     Percent of
  Owner                      Owned            Direct       Indirect     Class**
--------------------       ----------------- -----------------------------------
Frank A. Baer, III           1,000               11         74  (12)       .0%
Oscar M. Bean                1,000            6,536      1,738   (4)      1.4%
Donald W. Biller             1,000              506      5,120   (9)       .9%
James M. Cookman             1,000               --      2,161   (7)       .4%
John W. Crites               1,000           26,300     23,905   (2)      8.4%
Georgette R. George         ***341                0        847  (10)       .2%
Thomas J. Hawse, III         1,000            2,100        ---             .5%
Phoebe F. Heishman           1,000            9,150      1,540   (5)      1.7%
Gary L. Hinkle               1,000                1      3,400   (8)      2.5%
Jeffrey E. Hott              1,000            3,530     18,105   (3)      3.6%
H. Charles Maddy, III        *                  202        844   (6)       .2%
Harold K. Michael            1,000               38        ---             .0%
Charles S. Piccirillo       ***253                0        885  (11)       .2%
Russell F. Ratliff, Jr         *                950        883   (6)       .3%
Harry C. Welton, Jr.         1,000              840      9,465   (1)      1.7%

                                               61,635       68,967       21.9%
                                               ======       ======       =====
All directors and
executive officers as
a group (17 persons)                           62,878       69,422       22.2%
                                               ======       ======       =====

*   Director/employee   not   required  to  own  1,000  shares  to  qualify  for
directorship.
** Does not include qualifying shares.
*** Director does not own the required number of qualifying shares at this time but has until the expiration of his or her term to accumulate the qualifying shares.

(1) All shares indirectly held are owned by the spouse.

(2) All shares indirectly held by Mr. Crites are owned by Allegheny Wood Products, Inc. of which Mr. Crites is the President and majority shareholder.

(3) 150 shares are owned by Mr. Hott's minor children; 10,855 shares are owned by E.E. Hott, Inc. and 7,100 shares are owned by Franklin Oil Co. (Mr. Hott is vice president of both companies).

(4) 55 shares are owned by Mr. Bean's spouse; 493 shares are owned by Mr. Bean's minor children; 1,190 shares are owned by Mr. Bean's mother for whom he has power of attorney.

(5) 220 shares are owned by Ms. Heishman's spouse; 1,320 shares are owned by minor children.

(6) Fully  vested  shares held on behalf of named  individual  in the  Company's
ESOP.

(7) 710 shares are owned by Mr. Cookman's minor children; 500 shares are owned by Cookman Insurance Center, Inc. in which Mr. Cookman has a majority interest, and 1,368 shares are owned by the Cookman Insurance Center, Inc. Retirement Plan.

(8) 3,400 shares are owned by Hinkle Trucking, Inc. of which Mr. Hinkle is the President.

(9) All shares indirectly held by Mr. Biller are owned by D.W. Biller, Inc. of which Mr. Biller is the President.

(10) 341 shares are owned by the spouse and 506 shares are held by the spouse's retirement plan.

(11) 506 shares are held in trust by Shaffer & Shaffer and 379 shares are held by the Shaffer & Shaffer retirement plan.

(12) 74 shares are owned by minor children.

DIRECTORS' QUALIFICATIONS, FEES, COMMITTEES, MEETINGS AND ATTENDANCE.
--------------------------------------------------------------------

     Each director of the Company is required to own a minimum of 1,000 shares of the Company's common stock. Ownership is defined as shares held in the individual's own name, jointly with spouse, or by a company where the individual has controlling interest. Directors who are also employees of the Company's subsidiary banks are exempt from this requirement. In addition, each director must sign an oath and pledge confidentiality on all matters that he might learn in his role as a director. The Company requires that all directors retire at the end of the term during which the director attains the age of 70.

     Directors of the Company do not receive a fee for their services. During the 1997 calendar year, there were twelve (12) meetings of the Board of Directors of the Company. The Company has no standing committees. Nominations for election to office are made by the Board as a whole.

     Directors of South Branch Valley National Bank receive a fee for their services of $400 per month except for the Chairman of the Board who receives $900 per month. They also receive $100 for each meeting they attend. As employees of the bank, Mr. Maddy and Mr. Ratliff do not receive the $100 fee for each meeting attended. Prior to 1994, South Branch Valley National Bank paid major medical health insurance premiums for all members of its Board of Directors. In 1994, the Board elected to discontinue these payments on a forward going basis and individuals elected to the Board after that date will not receive these payments. For those still receiving payments, such payments will be eliminated upon retirement. The following members of the board continue to receive these payments in the amounts indicated. Oscar M. Bean - $5,670, Donald
W. Biller - $5,646,  John W. Crites - $5,642,  Phoebe F. Heishman - $5,751, Gary
L. Hinkle - $5,649, Jeffrey E. Hott - $5,746, and Harry C. Welton, Jr. - $5,649 for a total payment of $39,753.

     Pursuant to a deferred compensation plan adopted in 1994, directors may elect to defer their fee income. Periodically, the fees will be converted to units representing shares of the Company's stock which the Company is required to deliver when the director reaches retirement age. Directors have no voting rights with respect to the units of Company stock purchased. The following directors currently have the right to receive the indicated number of shares pursuant to this arrangement. Oscar M. Bean - 278 shares, Donald W. Biller - 549 shares, James M. Cookman - 584 shares, John W. Crites - 638 shares, Thomas J. Hawse, III - 659 shares, Gary L. Hinkle - 664 shares, and Harold K. Michael - 562 shares.

     During the 1997 calendar year, there were twelve (12) meetings of the Board of Directors of South Branch Valley National Bank. The Board of Directors of South Branch Valley National Bank has a standing Executive Committee, a standing Planning & Budget Committee, a standing Compliance & Audit Committee, a standing Trust Committee, and a standing Asset/Liability Management Committee. The Board does not have a nominating committee as nominations are made by the Board as a whole.

     The Executive Committee is comprised of eight directors, four of whom are regular members including the Chairman of the Board and the President & Chief Executive Officer and the Vice President of Operations. The fourth member is rotated alphabetically each year and for the current year is John W. Crites. The other four members rotate each month according to their membership on other committees which are meeting the same day. The Committee monitors the Bank's problem loans, sets loan limits for the Bank's officers and for the Officer Loan Committee. It sits as an approval body for loans above the limits set for the Officer Loan Committee, and is responsible for the Bank's loan policy. The committee has the authority to establish officers' salaries and reviews management's recommendations as to employee pay grade scales and other matters relating to compensation and personnel. The committee may transact any business that the entire Board can transact.

     The Compliance & Audit Committee has the primary responsibility of administering the Bank's compliance monitoring system and of reviewing all audit issues relating to the Bank, both external and internal. The committee met three times in 1997 to review reports submitted by the compliance officer and internal auditor, noting any exceptions, and sees that education and training sessions are scheduled for any area where deficiencies are noted. The committee looks at each employee's area of responsibility to ascertain that there are no conflicts of interest. Current members of this committee are Oscar M. Bean, H. Charles Maddy, III, Russell F. Ratliff, Jr., Donald W. Biller, Harold K. Michael and Harry C. Welton.

     The Asset/Liability Management Committee coordinates the Bank's overall acquisition and allocation of funds along with managing the Bank's interest rate exposure and determining general balance sheet strategy. This committee is also involved with the investment policy, asset/liability management, liquidity management, capital management and related issues. Current members of this committee are Oscar M. Bean, Harry C. Welton, H. Charles Maddy, III, Thomas J. Hawse, III, James M. Cookman and Russell F. Ratliff, Jr. This committee meets at least quarterly.

     The Planning & Budget Committee  currently  consists of Oscar M. Bean, John
W. Crites, Thomas J. Hawse, III, Gary L. Hinkle, H. Charles Maddy, III and Russell F. Ratliff, Jr. This committee recommends planning and budgeting policy to the Board, monitors the planning and budgeting activities of the Bank's officers, and is responsible for planning future direction of the Bank. The Bank's strategic plan, mission statement and policy statement are all responsibilities of this committee.

     The Trust Committee reviews all issues relating to the Bank's trust department, including audit issues. The Committee is currently comprised of the following members: Donald W. Biller, Jeffrey E. Hott and Phoebe F. Heishman.

EXECUTIVE COMPENSATION.
-----------------------

Cash  Compensation.  Executive  officers of the Company are not  compensated for
------------------
services rendered to the Company. Executive officers of its subsidiary, South Branch Valley National Bank, are compensated for services rendered to the Bank. The table below sets forth the cash compensation of the Company's Chief Executive Officer and any executive officer of South Branch Valley Bancorp, Inc. or its subsidiaries earning $100,000 or more for the years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
Name and
Principal                                                               All Other
Position                        Year        Salary         Bonus        Compensation

H. Charles Maddy, III           1997        $89,313       $32,808       $20,521  (1)
President & Chief
Executive Officer               1996        $73,500       $26,667       $19,113  (1)

                                1995        $70,000       $25,110       $19,432  (1)


(1) Amount includes payments made on behalf of the executive to the ESOP and 401(k) Profit Sharing Plan, amounts taxable to the executive for personal use of the Company vehicle, and fees received by the executive as a member of the Company's subsidiary bank's Board of Directors.

SOUTH BRANCH VALLEY BANCORP, INC. PLANS.
----------------------------------------

     The Company has a defined contribution profit-sharing and thrift plan with 401(k) provisions covering substantially all employees. Any employee who is at least 21 years of age and is employed in a position requiring at least 1,000 hours of service per year is eligible to participate. Vesting in discretionary contributions occurs at the rate of 0% for the first two years of eligibility and 20% per year thereafter. Under the provisions of the plan, the Company will make a matching contribution on behalf of each participant of 25% of the participant's salary reduction contributions of up to 4% of such participant's compensation. These matching contributions shall be fully vested at all times. The Company may also make optional contributions at the discretion of the Company's Board of Directors. Total Company contributions to the plan for the year ended December 31, 1997, totaled $53,417. The trustees of the plan are also members of the Company's Board of Directors.

     The Company has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. Any employee who is at least 21 years of age and is credited with at least 1,000 hours of service during the plan year is eligible to participate. Vesting occurs at the rate of 0% for the first year of credited service and 20% for each year thereafter. Under the provisions of the plan, employee participants in the ESOP are not permitted to contribute to the plan, rather the cost of the ESOP is borne by the Company through annual contributions in amounts determined by the Company's Board of Directors. Contributions to the plan for the year ended December 31, 1997, totaled $41,047. The trustees of the ESOP are also members of the Company's Board of Directors.

     In 1990, the Company adopted an incentive compensation program for its key employees. Bonuses are awarded to key employees based on a prescribed formula using the Company's return on assets as a base. For the year ended December 31, 1997, $149,155 was paid under the provisions of the incentive compensation program. The amounts awarded to the Chief Executive Officer are shown in the bonus column of the Compensation Table.

CHANGE OF CONTROL AGREEMENT.
---------------------------

     Effective January 26, 1996, the Company entered into an agreement with H. Charles Maddy, III, its Chief Executive Officer, to encourage him to continue his employment with the Company in the event that the Company might be acquired by another entity (the "Agreement"). The Board of Directors determined that such an arrangement was appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The agreements were not undertaken in the belief that a change of control of the Company was imminent.

     Generally, the Agreement provides severance compensation to Mr. Maddy if his employment should end under certain specified conditions after a change of control. Compensation is paid upon any involuntary termination following a change of control unless Mr. Maddy is terminated for cause. In addition, compensation will be paid after a change of control if Mr. Maddy voluntarily terminates employment because of (i) a decrease in the total amount of Mr. Maddy's base salary below the level in effect on the date of consummation of the change of control, without Mr. Maddy's consent; (ii) a material reduction in the importance of Mr. Maddy's job responsibilities without his consent, (iii) geographical relation of Mr. Maddy without his consent to an office more than twenty (20) miles from his location at the time of a change of control; (iv) failure by the Company to obtain assumption of the contract by its successor,
(v) failure of the Company to give notice of termination as required in the Agreement, or (vi) any removal of Mr. Maddy from, or failure to reelect Mr. Maddy to, any position with the Company or Bank that he held immediately prior to the change in control without his prior written consent (except for good cause, death, disability or retirement).

     Under the Agreement, a "change of control" is deemed to occur in the event of (i) a change of ownership of the Company which must be reported to the Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or (ii) the failure during any period of three (3) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period, or (iii) the consummation of a "Business Combination" as defined in the Company's Articles of Incorporation.

     Under the Agreement, severance benefits include: (a) cash payment equal to Mr. Maddy's monthly base salary in effect on either (i) the date of termination; or (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is twenty-four (24) months after the date of consummation of the change of control; (b) payment of cash incentive award, if any, under the Company's bonus plan; continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of twenty-four (24) months following the date of termination.

     Mr. Maddy also has the right to terminate his employment without reason by giving written notice of termination within six (6) months of consummation of any change of control. In such event, Mr. Maddy will be entitled to receive a lump sum equal to 75% of his salary, as defined in the Agreement.

        The Agreement does not effect the right of the Company to terminate Mr. Maddy, or change the salary or benefits of Mr. Maddy, with or without good cause, prior to any change of control; provided, however, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the agreement and will entitle the officer to the benefits under the agreement, absent clear and convincing evidence to the contrary.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS.
------------------------------------------------------------------

     Directors and executive officers of South Branch Valley Bancorp, Inc. and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, South Branch Valley National Bank and Capital State Bank. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

STOCK TRANSFERS.
----------------

     Shares of the Company's common stock are occasionally bought and sold by private individuals, firms or corporations. In many instances, the Company does not have knowledge of the purchase price or the terms of the purchase. No definitive records of bids and ask or sale prices are available. The Company has engaged Ferris, Baker, Watts Incorporated as its market maker for its common stock. Persons interested in buying or selling the Company's common stock should contact David J. Miller at (304)697-2119 or (800)505-2030. The company may also be reached at the following address:

                              David J. Miller, CPA
                            Ferris, Baker Watts, Inc.
                                 704 4th Avenue
                              Huntington, WV 25701


PROPOSAL NO. 2:       PROPOSAL TO APPROVE OFFICER STOCK OPTION PLAN

Summary of the officer Stock Option Plan
----------------------------------------

     At a meeting held on March 25, 1998, the South Branch Board of Directors unanimously approved the adoption of an Officer Stock Option Plan (the "Officer Plan") and directed that the Officer Plan be submitted to shareholders for approval. The Officer Plan provides for the granting of options (individually referred to as "Stock Option") for up to 120,000 shares of South Branch Common Stock. The Officer Plan will become effective upon approval of the shareholders of South Branch at this Annual Meeting. The South Branch Board believes that it is in the best interest of South Branch and its shareholders to attract and retain qualified and motivated management and that the Officer Plan will help South Branch achieve this goal. The Officer Plan is not intended to qualify as a stock option plan under Section

422 of the Internal Revenue Code of 1986, as amended, (the "Code" generally). West Virginia Code ss. 31-1-84 requires shareholder approval of the Officer Plan. The Officer Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     THIS SECTION CONTAINS A SUMMARY OF KEY TERMS OF THE OFFICER PLAN. THE COMPLETE OFFICER PLAN IS ATTACHED HERETO AS EXHIBIT A. THE SUMMARY DESCRIPTION OF THE OFFICER PLAN DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE DOCUMENT ATTACHED HERETO AS EXHIBIT A.

Purpose of the Officer Plan
---------------------------

     The Officer Plan permits officers of the Board of South Branch and its subsidiaries to acquire and hold Common Stock ("Common Stock") of the Company and share in the growth of the value of the Company, thereby reinforcing a mutuality of interest with shareholders. In the opinion of the Board of Directors, the long-term success of South Branch is dependent upon the ability of South Branch to attract and retain outstanding individuals and to motivate their best efforts on behalf of South Branch's interest. The Board of Directors believes that the Officer Plan will be effective in providing its officers with a proprietary interest in the business and consequently a greater incentive to promote the long-term interests of South Branch.

Common Stock Available
-----------------------

     The total number of shares of Common Stock that may be issued under the Officer Plan shall not exceed in the aggregate one hundred twenty thousand (120,000) shares, which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares of Common Stock.

Eligibility for Participation
-----------------------------

     Only officers of South Branch and its subsidiaries may participate in the Officer Plan.

Option Agreement
-----------------

     Each Stock Option granted under the Officer Plan will be evidenced by an Option Agreement between the Company and the officer. These agreements will contain the terms on which the option can be exercised.

Option Price
-------------

     The option price for purchasing a share of Common Stock will be the fair market value of the Common Stock on the date the option is granted.

     "Fair Market Value" means the value of Common Stock (i) if listed on an established Common Stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established Common Stock exchange, based on its price as reflected on the NASDAQ Interdealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; or (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) business days on which the Common Stock is traded prior to the date of grant.

     South Branch is not traded on a securities exchange. Accordingly, at this time, the market value of South Branch stock will be based on the mean of the closing prices reported on the last five (5) business days on which Common Stock traded prior to the date of grant. As of March 31, 1998, the fair market value of South Branch Common Stock as defined above was $43.98.

     The option price can be paid by cash, certified check, or by surrender of previously acquired shares of Common Stock with a fair market value on the date surrendered equal to the exercise price.

Option Expiration
-----------------

     Each Stock Option will automatically expire after ten (10) years, unless a shorter expiration term is granted by the Board. No Stock Option may be exercised by any person after expiration.

Option Termination
------------------

     In the event of termination of employment by either the participating officer or the Company, other than a termination by reason of retirement, permanent disability, or death, an officer may exercise the stock option within six months after termination (or such other time as the Committee may authorize) with respect to the number of shares which were vested at the date of termination.

     In the event of retirement, a participating officer will become one hundred percent (100%) vested in any Stock Option he or she has been granted under the Officer Plan. Such Officer may exercise the Stock Option anytime within one year of retirement.

     In the event of permanent disability, to the extent that the Officer would have been entitled to exercise the Stock Option immediately prior to the disability, such option may be exercised with respect to the number of shares that were vested during the period the Stock Option could have been exercised if the director had not been disabled.

     In the event of death, to the extent the Officer would have been entitled to exercise the Stock Option immediately prior to his or her death, such Stock Option may be exercised during the period the option would have been exercisable if the deceased director had not died, by the person or persons to whom his or her rights shall have passed by will or by laws of descent and distribution.

Administration
--------------

     The Officer Plan is administered by a Committee of the Board appointed by the Board, however, the Board reserves the right to administer the Plan in its discretion. The Committee has discretion, subject to the express provisions of the plan to: (i) to determine the officers to whom options may be granted; (ii) to determine the time or times when options may be granted; (iii) to determine the purchase price of the Common Stock covered by each option; (iv) to determine the number of shares to be subject to each option; (v) to determine when an option may be exercised and whether in whole or in installments as the result of a vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board; (vi) to prescribe, amend, or rescind rules and regulations relating to the Plan; (vii) to determine any other terms and provisions and any related amendments of the individual Non Qualified Stock Option Agreements, which need not be identical for each Participating Officer, including such terms and provisions and amendment as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

Officer Plan Effective Date
---------------------------

     The Officer Plan is effective on the date of its approval by the shareholders of South Branch.

Officer Plan Expiration
-----------------------

     The Officer Plan will automatically terminate at the tenth anniversary of the date of shareholder approval of the Officer Plan. The term of Stock Options granted before such tenth anniversary may continue beyond that date.

Amendment and Termination of the Officer Plan
---------------------------------------------

     The Board of Directors may at any time amend or terminate the Officer Plan. Among other things, the Board may (a) increase the maximum number of shares to which options may be granted, subject to approval by the shareholders; (b) increase the period during which options may be granted or options may be exercised; or (c) provide for the administration of the Plan in a manner which may avoid, without the consent of the officer to whom any option shall theretofore shall have been granted, adversely affecting the rights of such officer under such grant. Amendments may not alter the outstanding options without the consent of the optionee.

Registration of Common Stock
----------------------------

     South Branch will register the shares issued under the Officer Plan under applicable federal and state securities law, unless an exemption is available.

Initial Option Grants
---------------------

     The Committee will award options to officers of the Company. The options will be nonassignable and nontransferable. All options are subject to all terms of the Officer Plan, including but not limited to, those related to employment status, change in corporate structure, restrictions on exercise, and a vesting schedule for options granted.

Federal Income Tax Consequences
-------------------------------

     The Officer Plan permits South Branch to grant non-statutory Stock options (options that do not meet the Stock option requirements under Section 422 of the Code). Options granted under the Officer Plan, which are non-statutory, may be taxed to the participant depending on the provisions of such options when granted, exercised, disposed of or when any restrictions placed thereon lapse. South Branch will be treated as having paid compensation to the participant and generally may deduct the same at the time at which and in the same amount in which the participant is considered to have realized compensation, except as may be limited under Section 280G of the Code relating to golden parachute payments exceeding $1 million.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.

Resale of Common Stock by Officer Plan Participants
---------------------------------------------------

     Participants who exercise options and receive South Branch Common Stock under the Officer Plan may resell the Common Stock received without restriction if they are not affiliates of South Branch. Those participants who are affiliates will be subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended.

Change in Control Provisions
----------------------------

     If there is a change of control of South  Branch (as defined in the Officer
Plan), all options granted shall become immediately vested and exercisable regardless of the number of years that have passed since the date of grant. Generally, a "Change of Control" occurs if (i) any individual, firm, corporation or other entity (other than the Company or its employee benefit plans) is or has become a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (ii) the Company files a report or proxy statement with the Securities and Exchange Commission disclosing that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; (iii) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than fifty percent (50%) of the combined voting power of the surviving or resulting corporation's securities are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation; (iv) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or (v) during any period of twenty-four (24) consecutive months, individuals who were Directors of the Company at the beginning of such period cease to constitute at least a majority of the Company's board unless the election, or nomination for election by the Company's shareholders, of more than one-half of any new Directors of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of such twenty-four (24) month period, either actually or by prior operation of this clause (v). Under the Officer
Plan, Change in Control does not include any transaction described in the definition of Change in Control in connection with which the Corporation executes a letter of intent or similar agreement with another company within one year from the effective date of the Plan.

Considerations For and Against the Proposal
-------------------------------------------

     In the opinion of the Board of Directors of South Branch, the long-term success of South Branch is dependent upon its ability to attract and retain outstanding individuals and to motivate their best efforts on behalf of South Branch's interests. Consequently, the Board of Directors believes that both South Branch and its shareholders benefit by providing officers of South Branch the option to acquire shares of South Branch Common Stock.

     Under the Officer Plan, shares may be purchased by participants at an option price fixed on the date the options are awarded. Generally, the options would later be exercised by the participant only if the market price at the time of the exercise exceeds the option price. Thus the participant may acquire South Branch Common Stock at a price below its market value. At the time of its exercise, therefore, South Branch experiences slight dilution in its earnings per share to the extent that the book value of South Branch Common Stock exceeds the option price.

Vote Required
--------------

     An affirmative vote of the holders of a majority of the outstanding shares of South Branch Common Stock is required to adopt the Officer Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "against" approval of the plan.

     SOUTH BRANCH'S BOARD OF DIRECTORS RECOMMEND, BY THE VOTE INDICATED ABOVE, THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE OFFICER STOCK OPTION PLAN DISCUSSED ABOVE.


Proposal No. 3:        INDEPENDENT PUBLIC ACCOUNTANT.

     At the meeting, the shareholders of the Company will be asked to ratify the selection of the firm of Arnett & Foster, PLLC, of 1000 Laidley Tower, 500 Lee Street East, Charleston, West Virginia 25329, as the Company's independent auditors for the year ending December 31, 1998. A member of the firm will be available to respond to shareholder inquiries at the annual meeting.

OTHER MATTERS.
--------------

     The Board of Directors does not intend to bring other matters before the meeting except items incident to the context of the meeting. However, on all matters properly brought before the meeting by the Board or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with the recommendations of the Board of Directors.

SHAREHOLDER PROPOSALS.
---------------------

     To be included in the Board of Directors' Proxy Statement for the 1999 Annual Meeting of Shareholders, a shareholder's proposal must be received by the Company on or before December 31, 1998. The proposal should be directed to the secretary of the Company at P.O. Box 680, Moorefield, West Virginia 26836.

ANNUAL REPORT.
-------------

     The annual report of the Company for the year ended December 31, 1997 is being mailed concurrently with this Proxy Statement. The financial statements and other information to be delivered with this Proxy Statement constitute the annual disclosure statement as required by 12 C.F.R. 18.

FORM 10-KSB.
-----------

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 1997. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO CAROL A. RIGGLEMAN, ASSISTANT SECRETARY, SOUTH BRANCH VALLEY BANCORP, INC., P.O. BOX 680, MOOREFIELD, WEST VIRGINIA 26836.


                                         By Order of the Board of Directors
                                             Dated:   April 10, 1998

                                                                      EXHIBIT A



                        SOUTH BRANCH VALLEY BANCORP, INC.
                         1998 OFFICER STOCK OPTION PLAN



        Witnesseth this 1998 OFFICER STOCK OPTION PLAN dated as of the _____ day of __________, 1998, by SOUTH BRANCH VALLEY BANCORP, INC. ("Corporation"), a West Virginia corporation:

1. PURPOSE OF PLAN. The purpose of this 1998 Officer Stock Option Plan ("Plan") is to further the success of the Corporation and its subsidiaries by making stock of the Corporation available for purchase by officers of the Corporation or its subsidiaries through stock option grants. The Plan provides an additional incentive to such officers to continue in the Corporation's service and give them a greater interest as stockholders in the success of the Corporation.

2. REFERENCE, CONSTRUCTION, AND DEFINITIONS. Unless otherwise indicated, all references made in this Plan shall be to articles, sections and subsection of this Plan. This Plan shall be construed in accordance with the laws of the state of West Virginia. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provision of this Plan. In the construction of this Plan, the masculine shall include the feminine and singular the plural, wherever appropriate. The following terms shall have the meanings set forth opposite such terms:

           (a)      "Board" means the Board of Directors of the Corporation.

           (b)      "Business  Day"  means  each  Monday,  Tuesday,   Wednesday,
                    Thursday and Friday on which the Corporation's Common Stock is available for purchase or sale.

           (c) "Change of Control" means (a) a report is filed with the Securities and Exchange Commission (the "SEC") on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person", as such term is used in section 13(d) and Section 14(d)(2) of the Exchange Act, other than the company or any company employee benefit plan, is or has become a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (b) the Company files a report or proxy statement with the SEC pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 6(e) of Schedule 14A thereunder that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; (c) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than fifty percent (50%) of the combined voting power of the surviving or resulting corporation's securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation; (d) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or (e) during any period of twenty-four (24) consecutive months, individuals who were Directors of the Company at the beginning of such period cease to constitute at least a majority of the Company's board unless the election, or nomination for election by the Company's shareholders, of more than one-half of any new Directors of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of such twenty-four (24) month period, either actually or by prior operation of this clause
                    (e). A Change in Control shall not include any transaction described in the definition of Change in Control in connection with which the Corporation executes a letter of intent or similar agreement with another company within one year from the effective date of the Plan. The date of a Change of Control shall be deemed to be the date of the earlier of the date of (i) consummation of the transaction involving the Change in Control, or (ii) the execution of a definitive agreement by the Corporation involving a transaction deemed to be a Change in Control; .

                                                                       EXHIBIT A

           (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Committee" means the Committee of the Board appointed by the Board to administer the Plan as constituted from time to time in accordance with Section 4(a); provided, however, that if the Committee shall not be in existence, the term "Committee" shall mean the Board.

           (f) "Common Stock" means the common stock ($2.50 par value) of the Corporation.

           (g) "Corporation" means South Branch Valley Bancorp, Inc., a West Virginia banking corporation.

           (h) "Date of Grant" means the date on which an option is granted under the Plan.

           (i) "Effective Date" means the date on which the Plan is approved and adopted by the shareholders of the Corporation.

           (j) "Fair Market Value" means the value of Common Stock (i) if listed on an established stock exchange, based on its price on such exchange at the close of business on the date in question; (ii) if traded on a reasonably active basis but not listed on an established stock exchange, based on its price as reflected on the NASDAQ Inter-dealer Quotation System of the National Association of Securities Dealers, Inc. at the close of business on the date in question; (iii) if the Common Stock is not traded on any United States securities exchange but is traded on any formal over-the-counter quotation system in general use in the United States, the value per share shall be the mean of the closing prices reported on the last five (5) Business Days on which the common stock traded prior to the date of grant.

           (k) "Non Qualified Stock Option" means an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

           (l) "Option" means an option to purchase a share or shares of the Corporation's par value Common Stock.

           (m) "Option Agreement" means the written agreement to be entered into by the Corporation and the Participant, as provided in
                    Section 6 hereof.

           (n) "Participant" means any officer of the Corporation or its subsidiaries designated by the Committee and approved by the Board to receive a stock option grant pursuant to this Plan.

           (o)      "Plan" means this 1998 Officer Stock Option Plan.

           (p) "Retirement" shall mean termination of employment by the Participant (i) at the age of 65 or more, or (ii) after twenty-five years of service with the Corporation.

           (q) "Term" means the period during which a particular Option may be exercised in accordance with Section 8(b) hereof.

           (r) "Vest" or "Vesting" means the date, event, or act prior to which an Option, in whole or in part, is not exercisable, and as a consequence of which the Option, in whole or in part, becomes exercisable for the first time.

3. STOCK SUBJECT TO PLAN. Subject to the provisions of Sections 6, 7, and 8, there shall be reserved for issuance or transfer upon the exercise of Options to be granted from time to time under the Plan an aggregate of one hundred twenty thousand (120,000) shares of Common Stock, which shares may be in whole or in part, as the Board shall from time to time determine, authorized and unissued shares of Common Stock, or issued shares of Common Stock which shall have been reacquired by the Corporation. If any Option granted under the Plan shall expire, terminate, or be canceled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of the Plan.

                                                                       EXHIBIT A

4.      ADMINISTRATION.

           (a) The Plan shall be administered by the Committee. Actions by the Committee for purposes of this Plan shall be by not less than a majority of its members. Any decision or determination reduced to writing and signed by all Committee members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall report all action taken by it to the Board.

           (b) The Board may authorize the Committee to administer the Plan. In the event the Board elects to administer the Plan, the Board shall have the power and authority otherwise delegated to the Committee in the Plan documents and all acts performed by the Committee under the Plan shall be performed by the Board.

            (c) The Committee shall have authority in its discretion, but subject to the express provisions of the Plan:


                    (1) to determine Participants to whom Option may be granted;

                    (2) to  determine  the  time or  times  when  Option  may be granted;

                    (3) to  determine  the  purchase  price of the Common  Stock covered by each Option grant;

                    (4) to determine  the number of shares of Common Stock to be subject to each Option;

                    (5) to determine when an Option can be exercised and whether in whole or in installments as the result of a Vesting schedule triggered by the passage of time or the attainment of performance goals set by the Committee and approved by the Board;

                    (6) to prescribe,  amend,  or rescind rules and  regulations relating to the Plan;

                    (7) to  determine  any other  terms and  provisions  and any related amendments to the individual Option Agreements, which need not be identical for each Participant, including such terms and provisions and amendments as shall be required in the judgement of the Committee to conform to any change in any law or regulation\ applicable thereto, and with particular regard to any changes in or effect of the Code and the regulations thereunder; and

                    (8) to make all other  determinations  deemed  necessary  or advisable for the administration of the Plan.

5. PARTICIPATION. Options may be granted to officers employed by the Corporation or its subsidiaries. In determining the officers to whom Options may be granted and the number of shares to be covered by each grant, the Committee may take into account the nature of the services rendered by the respective officers, their present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant. Options may be granted to officers who currently hold Corporate stock or who hold or have held Options under this Plan.

6.      OPTION GRANTS AND LIMITS.

           (a) Nothing contained in this Plan or in any resolution adopted or to be adopted by the Board shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when a written Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the officer (or his duly authorized attorney-in-fact) in whom such Option is to be granted.

           (b) During the Participant's lifetime, any Option granted under this Plan shall be exercisable only by the Participant or any guardian or legal representation of the Participant, and the Option shall not be transferable except, in case of the death of the death of the Participant, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution, or other similar process. In the event of (i) any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise

                                                                       EXHIBIT A

                    dispose of the Option,  except as provided in this Plan,  or
                    (ii) the levy of any attachment, execution, or similar process upon the rights or interests conferred by the Option, the Corporation may terminate the Option by notice to the Participant and upon such notice the Option shall become null and void.

           (c) Each Option Agreement shall include a Vesting schedule describing the date, event, or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

           (d)      Options shall be limited to Non Qualified Stock Options.

7. OPTION PRICES. The Option price to be paid by the Participants to the Corporation for each share purchased upon the exercise of the Option shall be not less than the Fair Market Value of the share on the date the Option is granted. In no event may an Option be granted under the Plan if the Option price per share is less than the par value of a share.

8.        EXERCISE OF OPTIONS.

           (a) A Participant may exercise any Option granted under this Plan with respect to all or any part of the number of shares then exercisable under the terms of this written Option Agreement by giving the Committee written notice of intent to exercise. The notice of exercise shall specify the number of shares to be purchased under the Option and the date of exercise.

           (b) Each Option granted under the Plan shall be exercisable only during a Term established by the Committee as set forth in the applicable Option Agreement. In no event shall the Term of the Option extend beyond ten (10) years from the date of grant of the Option.

           (c) Full payment of the option price for the shares purchased shall be made by the Participant on or before the exercise date specified in the notice of exercise. Payment of the purchase price of any shares with respect to which the Option is being exercised shall be (i) cash, (ii) certified check to the order of the Corporation, or (iii) shares of Common Stock of the Corporation valued at the Fair Market Value on such Business Day as the Option or portion thereof is exercised.

           (d) The Corporation shall not be required to deliver certificates for such shares until full payment of the Option price has been made. On or as soon as is practicable after the exercise date specified in the Participant's notice and upon full payment of the Option price, the Corporation shall cause to be delivered to the Participant a certificate or certificates for the shares then being purchased (out of previously unissued Common Stock or reacquired Common Stock, as the Corporation may elect). The exercise of the Option and the resulting obligation of the Corporation to deliver Common Stock shall, however, be subject to the condition that the listing, registration, or qualification of the Option or the shares upon any securities exchange or under any state or federal law, or the consent, or approval of any governmental regulatory body shall have been effected or obtained free of any conditions not acceptable to the Committee.

           (e) If the Participant fails to pay for any of the shares specified in such notice or fails to accept delivery of the shares, his right to purchase such shares may be terminated by the Corporation. The date specified in the Participant's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the shares to be purchased upon such exercise shall have been received by such date.

           (f) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be issued or transferred to him upon the exercise of his Option.

                                                                       EXHIBIT A

           (g) Notwithstanding the foregoing, any shares that may be purchased as of the Effective Date, pursuant to the terms of any Option granted prior to the Effective Date, shall continue thereafter to be purchasable pursuant to the exercise of such Option.

9. TERMINATION, DISABILITY, OR DEATH OF OPTION HOLDER. The ability to exercise Options under this Plan shall be conditioned as follows:

           (a) Exercise During and After Employment. Unless otherwise provided in the terms of an Option, an Option may be exercised by the Participant while he is an employee and has maintained since the date of the grant of the Option continuous status as an employee.

                    In the event of termination of the employment of a Participant by either the Participant or the Corporation to whom an Option has been granted under the Plan, other than a termination by reason of retirement, permanent disability, or death (all as more fully described below), the Participant may (unless otherwise provided in his or her Option Agreement) exercise his or her option at any time within six months after such termination, or such other time as the Committee may authorize, but in no event after ten years from the date of the granting thereof, with respect to, the number of shares covered by his or her Option which were Vested at the date of termination of employment.

           (b) Exercise Upon Retirement. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of his retirement, at a retirement date authorized by the Committee, from the Corporation or its subsidiaries, a retired Participant shall be come one hundred percent (100%) Vested in any Option he has been granted under the Plan as of that date, and he may exercise the otherwise exercisable Option anytime within one year of his retirement date.

           (c) Exercise Upon Permanent Disability. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of a permanent disability (as determined by the Participant's establishing to the Committee his disability as defined in Code Section 22(e))(3) of the Code, as amended from time to time), then such Option of the disabled Participant may be exercised with respect to the number of shares covered by the Participant's Option that were Vested immediately prior to that disability. Such Option of the permanently disabled Participant may be exercised during the period the Option would have been exercisable if the permanently disabled
                    Participant had not been permanently disabled and had remained in employment.

           (d) Exercise Upon Death. Unless otherwise provided in the terms of an Option, if a Participant's continuous employment shall terminate by reason of his death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death. Such Option of the deceased Participant may be exercised during the period the Option would have been exercisable if the deceased Participant had not died and had remained in employment, by the person or persons (including his estate) to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

10.     ADJUSTMENTS.

           (a) In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be

                                                                       EXHIBIT A

                    made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

           (b) In the event of a Change in Control, any Option under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than ninety (90) days' written notice of the date so fixed shall be given to each Participant, and each such Participant shall have the right during such period to exercise any of his or her Options as to all or any part of the shares covered thereby including shares as to which such Options would not otherwise be exercisable by reason of any insufficient lapse of time.


           (c) Adjustment and determinations under this Section 10 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

11. CHANGE OF CONTROL. Notwithstanding any other Plan provisions or grant term, in the event of a Change of Control, all Options granted hereunder shall become Vested and exercisable regardless of the number of years that have passed since the Date of Grant.

12. AMENDMENT AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, it shall terminate on, and no Option shall be granted thereunder after the tenth (10th) anniversary of the Effective Date. The Board may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, or to conform to any change in any law or regulation applicable thereto, including (a) increasing the maximum number of shares to which Options may be granted under the Plan, subject to shareholder approval, (b) changing the class of employees eligible to be granted or Options may be exercised, or (d) providing for the administration of the Plan in a manner which may avoid, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affecting the rights of such Participant under such grant.

13. RESTRICTIONS ON ISSUING SHARES. The transfer of a share of Common Stock upon the exercise of each Option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any shares otherwise deliverable upon any securities exchange or under any state or federal law, or that the consent or approval of such regulatory body, is necessary or desirable as a condition, of, or in connection with, such transfer of shares pursuant thereto, then in any such event, such transfer shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained under conditions acceptable to the Corporation.

14. USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

15. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonable incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, a Committee member shall notify the Corporation in writing, giving an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

16. EFFECTIVENESS OF THE PLAN. The Plan shall become effective as of the Effective Date. Options may be granted to Participants prior to such date, but the ability to exercise all such Options from such grant shall be conditioned upon such approval and advice.

                                                                       EXHIBIT A
17.     MISCELLANEOUS.

           (a) Employment Not Affected. Neither the granting of an Option nor its exercise shall be construed as granting to the
                    Participant any right with respect to continuance of his employment with the Corporation or its subsidiaries. Except as may otherwise be limited by a written agreement between the Corporation or its subsidiaries and the Participant, the right of the Corporation or its subsidiaries to terminate at will the Participant's employment with it at any time (whether by dismissal, discharge, retirement, or otherwise) is specifically reserved by the Corporation or its subsidiaries as the employer or on behalf of the employer (whichever the case may be) and acknowledged by the Participant.

           (b) Notice. Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its President at its principal office in West Virginia, and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll records of the Corporation. Any notice shall be deemed to be duly given if and when properly addressed and posed by registered or certified mail, postage prepaid.


SOUTH BRANCH VALLEY BANCORP, INC.


By: ____________________________________
        H. Charles Maddy, III
        President
                                            Attest: ___________________________

                                            Title: ____________________________

                  PROXY FOR ANNUAL MEETING OF THE SHAREHOLDERS
                     OF SOUTH BRANCH VALLEY BANCORP, INC. ON
                                   May 5, 1998

The undersigned hereby appoints Russell F. Ratliff, Jr., Treasurer, and Carol A. Riggleman, Assistant Secretary, of South Branch Valley Bancorp, Inc., or either of them with full power to act alone as attorneys and proxies to vote all the shares of the common stock of South Branch Valley Bancorp, Inc. held or owned by the undersigned at the Annual Meeting of Shareholders on May 5, 1998 and at any adjournments thereof, as follows:


1. A) Election of Director to serve a one year term until the 1999 annual meeting or until his successor is elected and qualified:

     [  ]  FOR ALL NOMINEES LISTED BELOW        [  ]  WITHHOLD AUTHORITY
     EXCEPT AS MARKED TO THE CONTRARY BELOW     TO VOTE FOR NOMINEE LISTED BELOW

                               Frank A. Baer, III

     B) Election of Director to serve a two year term until the 2000 annual meeting or until her successor is elected and qualified:

     [  ]  FOR ALL NOMINEES LISTED BELOW        [  ]  WITHHOLD AUTHORITY
     EXCEPT AS MARKED TO THE CONTRARY BELOW     TO VOTE FOR NOMINEE LISTED BELOW

                             Georgette Rashid George

     C) Election of Directors to serve a three year term until the 2001 annual meeting or until their successors are elected and qualified:

     [  ]  FOR ALL NOMINEES LISTED BELOW        [  ]  WITHHOLD AUTHORITY
     EXCEPT AS MARKED TO THE CONTRARY BELOW     TO VOTE FOR ALL NOMINEES LISTED
                                                BELOW

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Oscar M. Bean, Phoebe F. Heishman, H. Charles Maddy, III,
     Charles S. Piccirillo


2.   Adoption of the Officer Stock Option Plan.

         [  ] FOR              [  ] AGAINST                 [  ] ABSTAIN

3. Ratification of the selection of Arnett & Foster as the Company's independent certified public accountants for the fiscal year ending December 31, 1998.

         [  ] FOR              [  ] AGAINST                 [  ] ABSTAIN


4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

         [  ] FOR              [  ] AGAINST                [  ] ABSTAIN


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

THIS PROXY CONFIRMS ON THE PROXY HOLDER THE POWER OF CUMULATIVE VOTING AND THE POWER TO VOTE CUMULATIVELY FOR LESS THAN ALL OF THE NOMINEES LISTED IN ITEMS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN ACCORDANCE WITH THE PROCEDURE SET FORTH IN THE PROXY MATERIALS.

                                            Dated                      , 1998
                                                  ---------------------

                                           ------------------------------------

                                           ------------------------------------


                                            Shareholder  should sign  exactly as
                                            name  appears  on  the  label.   Any
                                            person signing in fiduciary capacity
                                            should  please  enclose proof of his
                                            appointment  unless  such  proof has
                                            already  been  furnished.  All joint
                                            owners must sign.